UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2021 (May 13, 2021)

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(857) 256-0079 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOMN	The Nasdaq Stock Market LLC (NASDAQ Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 – Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On May 13, 2021, the Audit Committee (the “Audit Committee”) of the Board of Directors of Boston Omaha Corporation (the “Company”) concluded, after discussion with the Company’s management and KPMG LLP, the Company’s independent registered accounting firm (“KPMG”), that due to the Company’s role as sponsor of Yellowstone Acquisition Company (“Yellowstone”), a special purpose acquisition company (“SPAC”), Yellowstone’s financial statements must be included in the Company’s consolidated financial statements for the year ended December 31, 2020.

After the Company filed its Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”) with the Securities and Exchange Commission (the “SEC”), and as a result of recent statements by the SEC in April 2021 regarding accounting for public and private warrants issued by SPACs, the Company recently reassessed its prior accounting not to consolidate the financial statements of Yellowstone. The Company and its Audit Committee have reevaluated such accounting and determined that it must restate its Annual Report to consolidate the financial statements of Yellowstone and eliminate the previously recognized equity method investment in Yellowstone. Accordingly, the Company’s audited consolidated financial statements as of and for the year ended December 31, 2020 (the “Yellowstone Non-Reliance Period”) included in the Annual Report should no longer be relied upon due to the restatement regarding accounting for the Yellowstone public and private warrants and the need to consolidate the financial statements of Yellowstone within the financial statements of the Company.  As a result, the Annual Report will require a restatement. Similarly, any previously issued or filed reports, press releases, earnings releases, and investor presentations or other communications describing the Company’s consolidated financial statements and other related financial information covering the Yellowstone Non-Reliance Period should no longer be relied upon due to the restatement regarding accounting for the Yellowstone public and private warrants and the need to include the financial statements of Yellowstone within the financial statements of the Company.

No material change is expected in the Company’s results of operations for its core operating businesses (billboards, insurance and broadband services) and its other investments during the Yellowstone Non-Reliance Period. As Yellowstone completed its IPO in October 2020, the restatement does not affect the Company’s quarterly reports on Form 10-Q for the periods prior to October 2020 or any earlier audited financial statements.

Notwithstanding the determination to consolidate Yellowstone’s financials, all funds raised in Yellowstone's initial public offering remain in trust for the benefit of Yellowstone's shareholders until such time as those funds are either returned to Yellowstone shareholders or Yellowstone completes a successful business combination, in which event all such funds held in trust will be transferred to the company combining with Yellowstone.  In any event, the Company anticipates that Yellowstone's inclusion in the Company's financial statements on a going-forward basis will mirror the duration of Yellowstone as an entity, which is limited given the short life span of SPACs.

The Company intends to restate the consolidated financial statements for the year ended December 31, 2020 as soon as practicable, including the correction of other immaterial errors. Due to the required restatement of the Annual Report, the Company was not able to file its Form 10-Q for the quarter ended March 31, 2021 by the May 17, 2021 deadline, but has timely filed a Form 12b-25, and is working diligently to finalize the restated financial statements and to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 by the deadline extension of May 24, 2021.

The Company is currently determining the exact amounts and full effect of not including the Yellowstone financial statements in the Company’s consolidated financial statements covering the Yellowstone Non-Reliance Period. Accordingly, investors and others should rely only on financial information and other disclosures regarding the Yellowstone Non-Reliance Period once the Company restates its consolidated financial statements for the Yellowstone Non-Reliance Period and not rely on any previously issued or filed earnings press releases, investor presentations or other communications related thereto covering the Yellowstone Non-Reliance Period. Determination of the impact of the restatement items described above are subject to continued analysis by management and could change based on further review and analysis. The Company’s internal review is ongoing and, although not expected, the Company may identify further items requiring restatement. As a result, there can be no assurance that the actual effects of the restatements will be only as described above.

Management is assessing the effect of the restatement on the Company’s internal control over financial reporting and its disclosure controls and procedures. The Company expects to report at least one material weakness following completion of its analysis of the cause of these restatements relating to the accounting for the Yellowstone public and private warrants and the accounting for the consolidation of Yellowstone. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that the Company’s disclosure controls and procedures and internal control over financial reporting are effective. As a result of the material weakness involving the non-consolidation of the Yellowstone financial statements and the accounting for the Yellowstone public and private warrants, the Company believes its internal control over financial reporting was not effective as of December 31, 2020 and its disclosure controls and procedures were not effective for the Yellowstone Non-Reliance Period. The Company plans to implement steps to remediate the identified material weaknesses shortly after the filing of the Form 10-Q for the quarter ended March 31, 2021.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered accounting firm, KPMG LLP.

Forward-Looking Statements: This Current Report on Form 8-K contains “forward-looking” statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The Company advises caution in reliance on forward-looking statements. Forward-looking statements include, without limitation, the Company’s plans related to restatement of the consolidated financial statements as of and for the year ended December 31, 2020 and the Company’s estimates related to the need to include the consolidated financial statements covering the Yellowstone Non-Reliance Period. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by forward-looking statements, including the outcome of the Company’s completion of the quantification and evaluation of the specific impact of the need to include the Yellowstone financial statements in the  Company’s financial results and previously issued financial statements, including the possibility of material adjustments thereto; the discovery of additional and unanticipated information during the procedures required to be completed before the Company is able to file its required reports; and the application of accounting or tax principles in an unanticipated manner. See also additional risk factors set forth in the Company’s periodic filings with the SEC, including, but not limited to, those risks and uncertainties listed in the section entitled “Risk Factors,” in the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2021. All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date of this filing. The Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

ITEM 7.01        Regulation FD Disclosure.

(1) On May 18, 2021, the Company issued a press release entitled “Boston Omaha Corporation Announces Form 12B-25 Relating to Changes in Accounting for Yellowstone Acquisition Company.” The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.  The press release was also simultaneously filed on the Company’s website. The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

(2) On May 18, 2021, the Company issued a press release entitled “Boston Omaha Corporation Announces Plans to Restate 2020 Financial Statements Due to Changes in Accounting for Yellowstone Acquisition Company.” The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.   The press release was also simultaneously filed on the Company’s website. The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.2 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01        Financial Statements and Exhibits.

(d)                    Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press Release, dated May 18, 2021, titled “Boston Omaha Corporation Announces Form 12B-25 Filing Relating to Changes in Accounting for Yellowstone Acquisition Company.”
99.2	Press Release, dated May 18, 2021, titled “Boston Omaha Corporation Announces Plans to Restate 2020 Financial Statements Due to Changes in Accounting for Yellowstone Acquisition Company.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant) By: /s/ Joshua P. Weisenburger Joshua P. Weisenburger, Chief Financial Officer

Date:  May 18, 2021